CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Dec. 25, 2010
Net earnings (loss)	$ (77,120)	$ 95,691	$ (46,205)
Other comprehensive income (loss), net of tax, where applicable:
Foreign currency translation adjustments	23,465	(21,816)	(32,224)
Amortization of gain on cash flow hedge	(2,308)	(1,690)	(1,659)
Change in deferred pension	(2,910)	(6,379)	19,942
Change in deferred cash flow hedge	(43)	617	(51)
Other			(246)
Total other comprehensive income (loss), net of tax, where applicable	18,204	(29,268)	(14,238)
Comprehensive income (loss)	(58,916)	66,423	(60,443)
Less: comprehensive income (loss) attributable to the noncontrolling interests		14	(1,248)
Comprehensive income (loss) attributable to Office Depot, Inc. stockholders	$ (58,916)	$ 66,409	$ (59,195)